APM Mining Limited

(Registration number 1557327 B.V.I.)

 Financial Statements

For the period ended December 31, 2009

APM Mining Limited

(Registration Number 1557327 B.V.I)

For the period ended December 31, 2009

Report of the Directors

1-2

Report of the Independent Auditors

3

Balance Sheet

4

Statements of Income and Retained Earnings

5

Statement of Cash flow

6

Notes to the Financial Statements

7-10

APM Mining Limited

(Registration Number 1557327 B.V.I)

For the period ended December 31, 2009

The directors are pleased to present the first financial report of APM Mining Limited referred to as the company.

Incorporation

The company was incorporated in the British Virgin Islands on November 19, 2009 and has not commenced trading or investing activities on December 31, 2009. The company was incorporated in order to act as an investment holding company for investments in mining companies.

The company's registered office is Trident Trust Company (BVI), P.0 Box 146 Trident Chambers, Road Town, Tortola, British Virgin Island.

Directors

MJ Yates (British) was appointed as a director on incorporation, November 19, 2009. Subsequent to incorporation CRD de Bruin (South African), D Twist (British) and PA Ruxton (British) were appointed on November 30, 2009.

Authorized Stock

The company was incorporated with authorized share capital amounting to 50 000 ordinary shares of US$1 each, here after referred to as common stock. On date of incorporation 100 ordinary shares of US$1 each were issued.

Registered Agent

The company's registered agent is Trident Trust Company (B.V.I) Limited. Sebastian Chatov was appointed as company secretary on incorporation.

Accounting Records

The company is required by its articles of association to keep such accounts and records that are sufficient to show and explain the Company's transactions and that will, at any time, enable the financial position of the company to be determined with reasonable accuracy.

The directors of the company elected to present annual financial reports in December of each year and to use accounting principles generally accepted in the United States of America as an accounting framework. Accounting policies are elected that are appropriate to the company and will be consistently applied and supported by reasonable and prudent judgment and estimates.

The functional and reporting currency of the company is United States Dollars.

APM Mining Limited

(Registration Number 1557327 B.V.I)

For the period ended December 31, 2009

Statement of director's responsibility

The directors confirm that it is their responsibility to ensure that the annual financial statements fairly present the state of affairs of the company as at the end of the financial period.

The directors acknowledge that they are ultimately responsible for the system of internal financial control established by the company and place considerable importance on maintaining a strong control environment. To enable the directors to meet these responsibilities, the board of directors sets standards for internal control aimed at reducing the risk of error or loss in a cost effective manner. The standards include the proper delegation of responsibilities within a clearly defined framework, effective accounting procedures and adequate segregation of duties to ensure an acceptable level of risk. These controls are monitored throughout the company and all employees are required to maintain the highest ethical standards in ensuring the company's business is conducted in a manner that in all reasonable to maintain the highest ethical standards in ensuring the company's business is conducted in a manner that in all reasonable circumstances is above reproach.

The annual financial statements presented and attached here to are prepared in accordance with accounting principles generally accepted in the United States of America and are based upon appropriate accounting policies consistently applied and supported by reasonable and prudent judgment and estimates.

The focus of risk management in the company is on identifying, assessing, managing and monitoring all known forms of risk across the company. While operating risk cannot be fully eliminated, the company endeavors to minimize it by ensuring that appropriate infrastructure, controls, systems and ethical behavior are applied and managed within predetermined procedures and constraints.

The directors are of the opinion, based on the information and explanations given by management that the system of internal control provides reasonable assurance that the financial records may be relied on for the preparation of the annual financial statements. However, any system of internal financial control can provide only reasonable, and not absolute, assurance against material misstatement or loss.

The financial statements set out on page 4 - 10, which have been prepared on the going concern basis, were approved by the board on to March 5, 2010 and were signed on its behalf by:

/s/Rudolph de Bruin

/s/David Twist

CRD de Bruin

D Twist

London-United Kingdom

Report of the Independent Auditors

To the shareholder of APM Mining Limited

We have audited the accompanying financial statements of APM Mining Limited, which comprise, the Balance sheet as at December 31, 2009, the Statements of Income and Retained Earnings for the period November 19, 2009 to December 31, 2009, Statement of Cash Flow, a summary of significant accounting policies and other explanatory notes as set out on 4 - 10.

Directors' Responsibility

The company's directors are responsible for the preparation and fair presentation of these financial statements in accordance with the accounting principles generally accepted in the United States of America. This responsibility includes: designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing.

Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provide a reasonable basis for our opinion.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of APM Mining Limited as of December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/BDO South Africa Incorporated

BDO South Africa Incorporate

March 5, 2010

Registered Auditors – South Africa

Pretoria – South Africa

APM Mining Limited

(Registration Number 1557327 B.V.I)

Balance Sheet

For the period ended December 31

Figures in US$	2009
Assets Cash and cash equivalents	100
Total Assets	$100

Liabilities and shareholders’ Equity

Liabilities:

Commitments and contingent liabilities (Note 10)

Shareholders’ equity:

Common Stock, $1 par value – authorized 50 000 ordinary shares

Issued - $1 par value – 100 ordinary shares

     Share capital

Total shareholder’s equity

100 100
Total liabilities and shareholders’ equity	$100

See accompanying notes to financial statements.

APM Mining Limited

(Registration Number 1557327 B.V.I)

Statements of Income and Retained Earnings

For the period from November 19 to December 31, 2009

2009
Revenues: Expenses:	- -
Net income:	-
Retained earnings, beginning of the year;	-
Retained earnings, end of year	-

See accompanying notes to financial statements.

APM Mining Limited

(Registration Number 1557327 B.V.I)

Statement of Cash Flow for the period from November 19, 2009 to December 31, 2009

2009
Net cash provided by operating activities	-
Net cash flow from investing activities	-
Issuance of ordinary stock	100
Net cash flow provided by financing activities	100
Net increase in Cash and Cash Equivalents	100
Cash and Cash Equivalents, beginning of period	-
Cash and Cash Equivalents, End of the period	100

See accompanying notes to financial statements.

APM Mining Limited

(Registration Number 1557327 B.V.I)

Notes to the Financial Statements

For the period ended December 31, 2009

Note 1 Business and Ownership

The company was incorporated in the British Virgin Islands on November 19, 2009 and has not commenced trading or investing activities on December 31, 2009. The company was incorporated in order to act as an investment holding company for investments in mining companies.

Note 2 Summary of Significant Accounting Policies

Basis of preparation

The financial statements are prepared in accordance with generally accepted accounting principles in the United States (US GAAP). Historical cost is used as the measurement basis unless otherwise indicated.

The annual financial statements have been prepared on the basis of accounting policies applicable to a going concern. This basis presumes that funds will be available to finance future operations and that the realization of assets and settlement of liabilities, contingent obligations and commitments will occur in the ordinary course of business.

The functional and reporting currency of the company is United States Dollars.

Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements in order to conform to generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements.

Recent Accounting Pronouncements

FASB Accounting Standards Codification: In July 2009, the FASB issued accounting guidance to establish the FASB Accounting Standards Codification (ASC or Codification) to become the source of authoritative U.S. generally accepted accounting principles (U.S. GAAP) recognized by the FASB to be applied by nongovernmental entities. All other accounting literature not included in the codification will be considered non-authoritative. The Codification does not change current U.S. GAAP. References in the company's financial statements and the notes thereto in this report have been updated to include the new codification.

Subsequent Events: In May 2009, the FASB issued guidance to establish general standards of accounting for the disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance was adopted by the Company in 2009 and did not have a material impact on the Company's financial statements. Appropriate disclosures are presented in Note 12.

Share capital

Incremental costs directly attributable to the issuance of shares are recognized as a deduction from equity. When share capital recognized as equity is repurchased, the amount of the consideration paid, including directly attributable costs, is recognized as a deduction from equity. Repurchased shares are classified as treasury shares and are presented as a deduction from shareholders' equity.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and short-term highly liquid investments with an original maturity of three months or less that are readily convertible into cash. They are stated at face value, which approximates their fair value.

Note 3 Transactions with related parties

During the period under review there were no transactions with related parties.

Note 4 Income taxes

No provision has been made for any income taxes due to the fact that the company did not operate during the period under review. The company is only subject to taxation in the British Virgin Islands.

Note 5 Long-Term Debt and Lines of credit

At year end the company had no long term debt. In addition the company had no lines of credit.

Note 9 Shareholders' Equity

	Share capital	Retained Earnings	Total
Share capital issued during the period	100	-	100
Balance at 31 December 2009	100	-	100

The company was incorporated with authorized share capital amounting to 50 000 ordinary shares of US$1 each, here after referred to as common stock. On date of incorporation 100 ordinary shares of US$1 each were issued. The company is not required to maintain a capital ratio.

Note 10 Commitments and contingent liabilities

To the best of the Company's knowledge and belief there are no contingent liabilities to third parties and/or contingent assets not set out or referred to in this report which may materially affect the financial position of the Company.

Note 11 Off-balance-sheet risk and Concentration of credit risk

To the best of the Company's knowledge and belief the company is not exposed to credit risk and has no off balance sheet risk at year end.

Note 12 Subsequent events

The company evaluated events and transactions occurring after December 31, 2009 through to March 5, 2010 for potential recognition or disclosure in these financial statements. No further recognition was identified. The following subsequent events occurred:

The company entered into two agreements subsequent to year end:

Block 5 agreement

African Precious Minerals Limited ("APM") entered into an Earn-In agreement with Al Fairuz Mining Company LLC ("AFC") and the Al Fairuz Brothers during October 2009. In terms of the agreement APM undertook to undertake certain exploration activities on the property known as Block 5 situated in the Batinah Region of the Sultanate of Oman. At the end of the exploration period and upon completion of a bankable feasibility study APM will acquire 50% of the participating interest in the joint venture which will be converted into a similar percentage in the shareholding of AFC at no additional cost once the project proceeds to development and mining. The costs incurred on the exploration will be regarded as a loan by APM to AFC. The loan will be repaid from profits generated by AFC.

On January 20, 2010 APM Mining Limited entered into a novation agreement with the parties mentioned above in terms of which all the rights and obligations of APM under the Block 5 agreement were assumed by APM Mining Limited and APM was discharged from all claims, demands and liabilities under the Earn-In agreement.

On February 28, 2010 the parties agreed to increase the percentage to be earned by APM Mining Limited in terms of the agreement to 65% in exchange for the transfer of 2 500 000 shares in Gentor Resource Inc.

Block 6 agreement

APM Mining Limited entered into an Earn-In agreement with Al Zuhra Mining LLC ("AZM") and its shareholders during January 2010. In terms of the agreement APM Mining Limited will acquire up to a 70% participating interest in AZM at different stages of the exploration program in consideration for the exploration activities to be undertaken by APM Mining Limited. The amount contributed by APM Mining Limited shall be regarded as a loan to APM Mining Limited and will be repaid from profits generated by AZM before any dividends are paid to shareholders.